Supplement to the
Fidelity® Diversified International Fund
Class K
December 30, 2015
Summary Prospectus

Effective December 12, 2016, the redemption fee has been removed.

Effective December 12, 2016, the following information replaces similar information in the “Fund Summary” section under the heading “Purchase and Sale of Shares”.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of the fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.

DIF-K-SUM-16-01 1.9880459.100	December 1, 2016

Supplement to the
Fidelity® Diversified International Fund
December 30, 2015
Summary Prospectus

Effective December 12, 2016, the redemption fee has been removed.

DIF-SUM-16-01 1.9880439.100	December 1, 2016